United States Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 13, 2018
ISORAY, INC. (Exact name of registrant as specified in its charter)
Minnesota (State or other jurisdiction of incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354

(Address of principal executive offices) (Zip Code)

(509) 375-1202

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On August 15, 2018, IsoRay Medical, Inc. (“Medical”), a wholly owned subsidiary of IsoRay, Inc. (the “Company”), entered into a Professional Services Agreement (the “Global IR Agreement”) with J. Squared Partners, Inc., DBA Global IR Group (“Global IR”).

Pursuant to the Global IR Agreement, Global IR will provide investor relations services on behalf of Medical, including strategic counsel, editorial commentary on press releases and investor presentations, and interfacing with industry analysts, investors and shareholders.  The term of the Global IR Agreement is six months, subject to automatic renewals.  Either party may terminate the Global IR Agreement with or without cause with 30 days’ written notice.

As compensation for the services, Medical will pay Global IR a monthly stipend of $10,000, plus reimbursement for costs and expenses.  Additionally, Global IR will receive a success fee of $5,000 for each sell-side firm that initiates research coverage of the Company.  Services for activities related to mergers, acquisitions, spin-offs, divestitures, or financing activities with a value in excess of $3 million will be billed at a rate of $350 per hour.

Additionally, on August 13, 2018, Medical entered into a Services Agreement (the “Schultz Agreement”) with Schultz Public Relations, LLC, a Delaware limited liability company (“Schultz”).

Pursuant to the Schultz Agreement, Schultz will provide public relations services, including support of message development in concert with Medical, writing of press releases with input from Medical and additional parties as appropriate, and media relations.  The term of the Schultz Agreement is 12 months commencing August 15, 2018, subject to automatic six month renewals.  Either party may terminate the Schultz Agreement with or without cause with 90 days’ written notice.

As compensation for the services, Medical will pay Schultz a monthly retainer of $5,000, plus reimbursement for costs and expenses.  Services performed outside the defined scope of work will be billed at a rate of $250 per hour or a per-project task fee.

The foregoing summaries of the Global IR Agreement and the Schultz Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements.  Copies of the agreements are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 1.02     Termination of a Material Definitive Agreement.

On September 24, 2018, Medical notified The Curators of the University of Missouri, a public corporation of the State of Missouri, contracting on behalf of its University of Missouri Research Reactor (“MURR”), of Medical’s decision to terminate the Irradiation Services Agreement dated November 29, 2016, between the parties (the “Agreement”).  The Agreement provided for the irradiation of natural or enriched barium to produce Ba-131, which is used by Medical to produce Cesium-131 for use in its product. The decision to terminate the Agreement was the result of a thorough review by Medical of the capacity and cost of isotope produced at the MURR facility.

The Agreement may be terminated by either party upon three months’ written notice.  Pursuant to the terms of the Agreement, the termination is effective three months following the notice.  There are no early termination penalties.

Item 2.02     Results of Operations and Financial Condition.

On September 25, 2018, the Company issued a press release announcing its financial results for the fourth quarter and fiscal year ended June 30, 2018, the text of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

In addition to historic information, this report, including the exhibits, contains forward-looking statements regarding events, performance, and financial trends.  Various factors could affect future results and could cause actual results to differ materially from those expressed in or implied by the forward-looking statements.  Some of those factors are identified in the Company’s periodic reports filed with the Securities and Exchange Commission, the most recent of which is the Company’s Annual Report on Form 10-K for the year ended June 30, 2018.

Item 8.01     Other Events.

On September 10, 2018, the Company issued a press release announcing that it will be holding a teleconference to discuss its financial results for the fourth quarter and fiscal year ended June 30, 2018, the text of which is attached hereto as Exhibit 99.2.

Additionally, the Company will hold its fiscal 2019 annual shareholder meeting on Tuesday, December 18, 2018, beginning at 11:00 a.m. local time, in Richland, WA.  The board of directors has established October 24, 2018, as the record date for determining shareholders entitled to vote at the meeting.

The deadline for the receipt of any shareholder proposals for inclusion in the Company’s proxy materials was July 6, 2018.  Proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must comply with the requirements set forth in Rule 14a-8.  Shareholder proposals not submitted pursuant to Rule 14a-8 must comply with the requirements set forth in the Company’s bylaws.  The Company intends to view any proposals received after July 6, 2018, as not having been received within the time periods set forth in Rule 14a-8 or the Company’s bylaws, as applicable.  Any proposal submitted outside this timeframe will not be considered timely and will be excluded from consideration at the annual meeting.

Item 9.01      Financial Statements and Exhibits.

(d)     Exhibits

10.1	Professional Services Agreement, dated August 15, 2018, between IsoRay Medical, Inc. and J. Squared Partners, Inc., DBA Global IR Group.
10.2	Services Agreement, dated August 13, 2018, between IsoRay Medical, Inc. and Schultz Public Relations, LLC.
99.1	Press release issued by IsoRay, Inc., dated September 25, 2018.
99.2	Press release issued by IsoRay, Inc., dated September 10, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2018

IsoRay, Inc., a Minnesota corporation

By: /s/ Lori A. Woods

       Lori A. Woods, Interim CEO